THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT, dated as of January 24, 2002 (this "Amendment"), to the Existing Credit Agreement (as defined below) is among OUTSOURCING SOLUTIONS INC., a Delaware corporation (the "Borrower") and each of the Lenders party hereto.



                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, the Lenders, Credit Suisse First Boston (as successor in interest of DLJ Capital Funding, Inc.), as the Syndication Agent, the Lead Arranger and the Sole Book Running Manger, Harris Trust and Savings Bank, as the Documentation Agent, and Fleet National Bank, as the Administrative Agent are parties to a Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                     PART I
                                   DEFINITIONS

     SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Amendment" is defined in the preamble.

     "Credit Agreement" is defined in the second recital.

     "Existing Credit Agreement" is defined in the first recital.

     "Third Amendment Effective Date" is defined in Part III.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.



                                    PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

     SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth in Subpart 2.1.1.

     SUBPART 2.1.1. The following definitions shall be inserted into Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:

          "Restructuring Charges" means nonrecurring charges, including severance, relocation, rent and certain asset write-downs incurred by the Borrower on or before June 30, 2002 in connection with the closing, conversion, realignment and relocation by the Borrower of (a) call centers in Roseville, MN; Englewood, CO, Trevose, PA; Jacksonville, FL; Richmond, VA; Atlanta, GA; Olympia, WA and Oxnard, CA, (b) offices in Fishkill, WA; Helena, MT; Bellevue, WA and Bakersfield, CA and (c) related business units.

          "Third Amendment Effective Date" means January 24, 2002.

     SUBPART 2.1.2. The definition of "EBITDA" is hereby amended by deleting the proviso appearing at the end of such definition and inserting a new clause (f) in its place to read as follows:

          plus

                    (f) solely for the purpose of calculating whether the Borrower is in compliance with clauses (a) through (d) of Section 7.2.4, $2,200,000 of the amount deducted in determining Net Income representing cash Restructuring Charges.

     SUBPART 2.2. Amendment to Article VII. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is amended in its entirety to read as follows:

          (a) The Borrower will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:


                      Period                        Leverage Ratio
                      ------                        --------------
               01/01/00 through (and
                including) 3/31/01                     5.00:1.00
               04/01/01 through (and
                including) 06/30/01                    4.75:1.00
               07/01/01 through (and
                including) 12/31/01                    4.50:1.00
               01/01/02 through (and
                including) 03/31/02                    4.50:1.00
               04/01/02 through (and
                including) 06/30/02                    4.25:1.00
               07/01/02 through (and
                including) 9/30/02                     4.25:100
               10/01/02 through (and
                including) 12/31/02                    4.00:1.00
               01/01/03 through (and
                including) 6/30/03                     3.50:1.00
               07/01/03 through (and
                including) 06/30/04                    3.00:1.00
               07/01/04 through (and
                including) 12/31/04                    2.50:1.00
              01/01/05 and thereafter                  2.00:1.00



                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     This Amendment (and the amendments and other modifications contained herein) shall become effective as of the date first set forth above (the "Third Amendment Effective Date") when the conditions set forth in this Part have been satisfied.

     SUBPART 3.1. Execution of Counterparts. The Syndication Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and the Required Lenders.

     SUBPART 3.2. Affirmation and Consent. The Syndication Agent shall have received counterparts of an Affirmation and Consent, dated as of the Third
Amendment  Effective  Date,  and  in  form  and  substance  satisfactory  to the
Syndication Agent, duly executed and delivered by each OSI Shareholder (including each investor party to the Stock Subscription Agreement) and each Obligor other than the Borrower.

     SUBPART 3.3. Costs and Expenses, etc. The Syndication Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, if then invoiced.

     SUBPART 3.4. Amendment Fee. The Syndication Agent shall have received for the account of each Lender (that has delivered its signature page in a manner and before the time set forth below), an amendment fee in an amount equal to 25 basis points on the sum of (i) such Lender's RL Percentage multiplied by the Revolving Loan Commitment Amount plus (ii) the outstanding principal amount of Term Loans owing to such Lender, but payable only to each such Lender that has delivered (including by way of facsimile) its executed signature page to this Amendment to the attention of Ms. Christine Azzaro at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, facsimile number: 212-262-1910, at or prior to 5:00 p.m., (New York time) on January 24, 2002.

     SUBPART 3.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Syndication Agent and its counsel. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Syndication Agent and its counsel.



                                    PART IV
                            MISCELLANEOUS PROVISIONS

     SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and their respective successors and assigns.

     SUBPART 4.4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor or OSI Shareholder which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SUBPART 4.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SUBPART 4.6. Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

     SUBPART 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all of the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                      OUTSOURCING SOLUTIONS INC.


                                      By: /s/ Gary L. Weller
                                          ---------------------------------
                                      Title:  Executive Vice President and
                                              Chief Financial Officer



                                      CREDIT SUISSE FIRST BOSTON


                                      By: /s/ Paul J. Corona
                                          ---------------------------------
                                      Title:  Director


                                      By: /s/ Robert Hetu
                                          ---------------------------------
                                      Title:  Director



                                      FLEET NATIONAL BANK


                                      By: /s/
                                          ---------------------------------
                                      Title:  Vice President



                                      HARRIS TRUST AND SAVINGS BANK


                                      By: /s/
                                          ---------------------------------
                                      Title:  Vice President



                                      CENTURION CDO 1, LIMITED
                                      BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                          GROUP INC. AS COLLATERAL MANAGER


                                      By: /s/ Michael M. Leyland
                                          ---------------------------------
                                      Title:  Managing Director



                                      CENTURION CDO II, LTD.
                                      BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                          GROUP INC. AS COLLATERAL MANAGER


                                      By: /S/ Michael M. Leyland
                                          ---------------------------------
                                      Title:  Managing Director



                                      CENTURION CDO III, LIMITED
                                      AMERICAN EXPRESS ASSET MANAGEMENT
                                      GROUP INC. AS COLLATERAL MANAGER


                                      By: /s/ Michael M. Leyland
                                          ---------------------------------
                                      Title:  Managing Director

                                      CEDAR CBO, LIMITED
                                      BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                          GROUP INC. AS COLLATERAL MANAGER


                                      By: /s/ Michael M. Leyland
                                          ---------------------------------
                                      Title:  Managing Director



                                      SEQUILLS-CENTURION V, LTD.
                                      AMERICAN EXPRESS ASSET MANAGEMENT
                                      GROUP INC. AS COLLATERAL MANAGER


                                      By: /s/ Michael M. Leyland
                                          ---------------------------------
                                      Title:  Managing Director



                                      AG CAPITAL FUNDING PARTNERS, L.P.
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS INVESTMENT ADVISOR


                                      By: /s/ John W. Fraser
                                          ---------------------------------
                                      Title:  Managing Director



                                      NORTHWOODS CAPITAL, LIMITED
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS COLLATERAL MANAGER


                                      By: /s/ John W. Fraser
                                          ---------------------------------
                                      Title:  Managing Director



                                      NORTHWOODS CAPITAL, II, LIMITED
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS COLLATERAL MANAGER


                                      By: /s/ John W. Fraser
                                          ---------------------------------
                                      Title:  Managing Director



                                      NORTHWOODS CAPITAL, III, LIMITED
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS COLLATERAL MANAGER


                                      By: /s/ John W. Fraser
                                          ---------------------------------
                                      Title:  Managing Director



                                      BANK OF AMERICA, N.A.


                                      By: /s/
                                          ---------------------------------
                                      Title:  Senior Vice President



                                      MUIRFIELD TRADING LLC


                                      By: /s/ Diana L. Mushill
                                          ---------------------------------
                                      Title:  Authorized Agent

                                      OLYMPIC FUNDING TRUST, SERIES 1999-3


                                      By: /s/ Diana L. Mushill
                                          ---------------------------------
                                      Title:  Authorized Agent



                                      BANK ONE


                                      By: /s/ Stephen E. McDonald
                                          ---------------------------------
                                      Title:  Senior Vice President



                                      FIRST DOMINION FUNDING I


                                      By: /s/ David H. Lerner
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      FIRST DOMINION FUNDING II


                                      By: /s/ David H. Lerner
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      FIRST DOMINION FUNDING III


                                      By: /s/ David H. Lerner
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      CSAM FUNDING I


                                      By: /s/ David H. Lerner
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      DRESDNER BANK AG NEW YORK AND
                                      GRAND CAYMAN BRANCHES


                                      By: /s/ Gabriela Fields
                                          ---------------------------------
                                      Title:  Associate


                                      By: /s/ James Jerz
                                          ---------------------------------
                                      Title:  Vice President



                                      HELLER FINANCIAL INC.
                                      BY: HELLER FINANCIAL ASSET MANAGEMENT LLC
                                          AUTHORIZED AGENT


                                      By: /s/ Shelia C. Weimer
                                          ---------------------------------
                                      Title:  Vice President



                                      BALANCED HIGH-YIELD FUND II, LTD.
                                      BY: ING CAPITAL ADVISORS LLC,
                                          AS ASSET MANAGER


                                      By: /s/ Gordon R. Cook
                                          ---------------------------------
                                      Title:  Senior Vice President and
                                              Portfolio Manager

                                      ARCHIMEDES FUNDING III, LTD.
                                      BY: ING CAPITAL ADVISORS LLC,
                                          AS ASSET MANAGER


                                      By: /s/ Gordon R. Cook
                                          ---------------------------------
                                      Title:  Senior Vice President and
                                              Portfolio Manager



                                      JP MORGAN CHASE BANK


                                      By: /s/ William J. Caggiano
                                          ---------------------------------
                                      Title:  Managing Director



                                      KZH CYPRESSTREE-1 LLC


                                      By: /s/ Susan Lee
                                          ---------------------------------
                                      Title:  Authorized Agent



                                      KZH ING-2 LLC


                                      By: /s/ Susan Lee
                                          ---------------------------------
                                      Title:  Authorized Agent



                                      KZH RIVERSIDE LLC


                                      By: /s/ Susan Lee
                                          ---------------------------------
                                      Title:  Authorized Agent



                                      KZH STERLING LLC


                                      By: /s/ Susan Lee
                                          ---------------------------------
                                      Title:  Authorized Agent



                                      LASALLE BANK NATIONAL ASSOCIATION


                                      By: /s/ Brian Peterson
                                          ---------------------------------
                                      Title:  First Vice President



                                      MAPLEWOOD (CAYMAN) LTD
                                      BY: MASS MUTUAL LIFE INSURANCE CO.,
                                          AS INVESTMENT MANAGER


                                      By: /s/ Steven J. Katz
                                          ---------------------------------
                                      Title:  Second Vice President and
                                              Associate General Counsel



                                      MASS MUTUAL LIFE INSURANCE COMPANY


                                      By: /s/ Steven J. Katz
                                          ---------------------------------
                                      Title:  Second Vice President and
                                              Associate General Counsel

                                      WILBRAHAM CBO LTD
                                      BY: DAVID L. BABSON & CO., INC.
                                          AS INVESTMENT MANAGER


                                      By: /s/ Kathleen Lynch
                                          ---------------------------------
                                      Title:  Managing Director



                                      MASSMUTUAL HIGH YIELD PARTNERS II, LLC
                                      BY: HYP MANAGEMENT, INC.


                                      By: /s/ Kathleen Lynch
                                          ---------------------------------
                                      Title:  Managing Director



                                      MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                      INCOME STRATEGIES PORTFOLIO
                                      BY: MERRILL LYNCH INVESTMENT MANAGERS,
                                          L.P. AS INVESTMENT ADVISOR


                                      By: /s/ Anthony Heyman
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                      By: /s/ Anthony Heyman
                                          ---------------------------------
                                      Title:  Authorized Signatory



                                      PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS INC. LTD.
                                      BY: ING PILGRIM INVESTMENTS LLC
                                          AS INVESTMENT MANAGER


                                      By: /s/ Jason Groom
                                          ---------------------------------
                                      Title:  Vice President



                                      MORGAN STANLEY PRIME INCOME TRUST


                                      By: /s/ Shelia A. Finnerty
                                          ---------------------------------
                                      Title:  Executive Director



                                      PILGRIM CLO 1999-LTD.
                                      BY: ING PILGRIM INVESTMENTS LLC
                                          AS INVESTMENT MANAGER


                                      By: /s/ Jason Groom
                                          ---------------------------------
                                      Title:  Vice President



                                      ML CLO XII PIGRIM AMERICA (CAYMAN) LTD.
                                      BY: ING PILGRIM INVESTMENTS LLC
                                          AS INVESTMENT MANAGER


                                      By: /s/ Jason Groom
                                          ---------------------------------
                                      Title:  Vice President

                                      ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                      BY: ING PILGRIM INVESTMENTS LLC
                                          AS INVESTMENT MANAGER


                                      By: /s/ Jason Groom
                                          ---------------------------------
                                      Title:  Vice President



                                      PILGRIM PRIME RATE TRUST
                                      BY: ING PILGRIM INVESTMENTS LLC
                                          AS INVESTMENT MANAGER


                                      By: /s/ Jason Groom
                                          ---------------------------------
                                      Title:  Vice President



                                      LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                      ADVANTAGE FUND.
                                      BY: STEIN ROE & FARNHAM INCORPORATED,
                                          AS ADVISOR


                                      By: /s/ James R. Fellows
                                          ---------------------------------
                                      Title:  Senior Vice President



                                      STEIN ROE FLOATING RATE LIMITED
                                      LIABILITY COMPANY


                                      By: /s/ James R. Fellows
                                          ---------------------------------
                                      Title:  Senior Vice President



                                      STEIN ROE & FARNHAM CLO I LTD.,
                                      BY: STEIN ROE & FARNHAM INCORPORATED,
                                          AS PORTFOLIO MANAGER


                                      By: /s/ James R. Fellows
                                          ---------------------------------
                                      Title:  Senior Vice President




                                      COLUMBUS LOAN FUNDING LTD.
                                      BY: TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY, LLC


                                      By: /s/ John Petchler
                                          ---------------------------------
                                      Title:  Vice President



                                      THE TRAVELERS INSURANCE COMPANY


                                      By: /s/ John Petchler
                                          ---------------------------------
                                      Title:  Vice President



                                      TRAVELERS CORPORATE LOAN FUND INC.
                                      BY: TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY, LLC


                                      By: /s/ John Petchler
                                          ---------------------------------
                                      Title:  Vice President

                                      VAN KAMPEN SENIOR INCOME TRUST
                                      BY: VAN KAMPEN INVESTMENT ADVISORY CORP.


                                      By: /s/ Darvin D. Pierce
                                          ---------------------------------
                                      Title:  Executive Director



                                      VAN KAMPEN PRIME RATE INCOME TRUST
                                      BY: VAN KAMPEN INVESTMENT ADVISORY CORP.


                                      By: /s/ Darvin D. Pierce
                                          ---------------------------------
                                      Title:  Executive Director



                                      VAN KAMPEN SENIOR FLATING RATE FUND
                                      BY: VAN KAMPEN INVESTMENT ADVISORY CORP.


                                      By: /s/ Darvin D. Pierce
                                          ---------------------------------
                                      Title:  Executive Director



                                      WACHOVIA BANK, N.A.


                                      By: /s/ Catherine A. Cowan
                                          ---------------------------------
                                      Title:  Vice President



                                      WELLS FARGO BANK, N.A.


                                      By: /s/
                                          ---------------------------------
                                      Title:  Vice President



                                      SZUDDER FLOATING RATE FUND


                                      By: /s/ Kenneth Weber
                                          ---------------------------------
                                      Title:  Senior Vice President